EXHIBIT 10.2

THE SECURITIES REPRESENTED BY THIS WARRANT WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S PROMULGATED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") PURSUANT TO REGULATION S. ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE ACT, OR ANY U.S. STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF (I) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (III) PURSUANT TO AN EXEMPTION WHICH IS CONFIRMED IN AN OPINION OF COMPANY COUNSEL. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS WARRANT MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE ACT.

THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME (U.S.) ON THE EXPIRATION DATE (AS DEFINED HEREIN).

No. __________

TRACEGUARD TECHNOLOGIES, INC.

WARRANT TO PURCHASE _______ SHARES OF
COMMON STOCK, PAR VALUE $0.001 PER SHARE

For VALUE RECEIVED, ______ (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from TraceGuard Technologies, Inc., a Nevada corporation (“Company”), at any time not later than 5:00 p.m., Eastern time (U.S.), on June __, 2011 (the “Expiration Date”), at an exercise price per share equal to $0.80 (the exercise price in effect being herein called the “Warrant Price”), ______ shares (“Warrant Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”). The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

Section 1. Transfers. As provided herein, this Warrant may be transferred only pursuant to (i) an effective registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), (ii) an exemption from such registration, or (iii) the provisions of Regulation S promulgated under the Securities Act. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

Section 2. Exercise of Warrant.

(a) Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time prior to its expiration upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached hereto as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds for the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company’s principal executive offices outside the United States (or such other office or agency of the Company as it may designate by notice to the Warrantholder). The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Warrantholder within a reasonable time, not exceeding ten (10) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised. As used herein, “business day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business. Upon exercise, the Warrantholder will be required to make the representations and warranties contained in the Exercise Agreement.

(b) Notwithstanding anything herein to the contrary, this Warrant may be exercised in whole or in part at any time prior to the Expiration Date by means of a “cashless exercise” in which the Warrantholder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (C)] by (A), where:

(A) = the VWAP on the business day immediately preceding the date of such election;

(B) = the Warrant Price of this Warrant, as adjusted; and

(C) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

For purposes hereof, “VWAP” means, for any business day, the volume weighted average price of the Common Stock for the nearest preceding business day on the OTC BB or other principal exchange or market on which the Common Stock trades as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 A.M. to 4:02 P.M. Eastern Time (US). In connection with a cashless exercise of this Warrant, the Warrantholder shall deliver a duly executed Exercise Agreement and this Warrant. The Company’s delivery of shares of Common Stock and, if applicable, the delivery of a replacement Warrant shall conform to the requirements set forth in Section 2(a) herein.

Section 3. Compliance with the Securities Act of 1933. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

Section 4. Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid. The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

Section 5. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

Section 6. Reservation of Common Stock. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant. The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

Section 7. Adjustments. Subject and pursuant to the provisions of this Section 7, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a) If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares, then the number of Warrant Shares purchasable upon exercise of the Warrant immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock which, if the Warrant had been exercised immediately prior to such event, (i) the Warrantholder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution or subdivision, or (ii) in the case of a combination, such number of shares into which the number of shares the Warrantholder would have owned upon such exercise would have been reduced to as a result of such combination. Whenever the number of shares of Common Stock purchasable upon exercise of this Warrant is adjusted as provided in this Section 7(a), then the Warrant Price shall also be adjusted by multiplying the Warrant Price in effect immediately prior to such adjustment, by a fraction, the numerator of which shall equal to the number of shares subject to this Warrant immediately prior to such adjustment, and the denominator of which shall equal to the number of shares subject to this Warrant immediately after such adjustment. Such adjustments shall be made successively whenever any event listed above shall occur.

(b) In case the Company shall reorganize its capital, reclassify its capital stock (other than as provided in Section 7(a)), recapitalize, consolidate with, or merge with or into, another corporation, and pursuant to the terms of such reorganization, reclassification, recapitalization, merger, or consolidation, stock, securities, property or other assets is to be received by or distributed to the holders of Common Stock in lieu of or with respect to shares of Common Stock, then in each such case, the Warrantholder, upon exercise of this Warrant, shall be entitled to receive in lieu of the Warrant Shares or other securities and property receivable upon exercise of this Warrant prior to the consummation of such reorganization, reclassification, recapitalization, consolidation or merger, or if the Common Stock is not changed, exchanged or extinguished in such transaction then in addition to the rights specified herein, the stock or other securities, property or assets to which the Warrantholder would have been entitled to had it exercised this Warrant immediately prior to such consumation, by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, recapitalization, merger or consolidation, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 7(b). The foregoing provisions of this Section 7(b) shall similarly apply to successive reorganizations, reclassifications, recapitalizations, mergers or consolidations.

(c) An adjustment to the Warrant Price or the number or type of securities issuable upon exercise of this Warrant shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(d) In the event that, as a result of an adjustment made pursuant to this Section 7, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

Section 8. Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise.

Section 9. Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

Section 10. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the event giving rise to, or the, subject adjustment.

Section 11. Notice of Corporate Action. If at any time:

(a) other than pursuant to a split or combination pursuant to Section 7(a) hereof, the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b) there shall be any capital reorganization of the Company, any reclassification, other than pursuant to a split or combination pursuant to Section 7(a) hereof, or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Warrantholder (i) at least 10 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days’ prior written notice of the date when the same shall take place, and provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice; and provided, further, that if any action is taken on written consent in lieu of a meeting, notice shall be made as soon as reasonably practicable thereafter. Such notice in accordance with the foregoing clause also shall specify, as applicable, (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Warrantholder at the last address of Warrantholder appearing on the books of the Company and delivered in accordance with Section 13 hereof.

Section 12. Identity of Transfer Agent. The Transfer Agent for the Common Stock is Nevada Agency and Trust Company. Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

Section 13. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. Eastern time (U.S.) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. Eastern time (U.S.) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	TraceGuard Technologies, Inc.
#6 Ravnitzki Street
Petach Tikva 49277 Israel
Fax No.: 011-972-3-542-3710
Attn:  David Ben-Yair, CFO

With a copy to:	Moses & Singer LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174-1299
Fax No.: 917-206-4381
Attn: Allan Grauberd, Esq.

If to Warrantholder: To the address or facsimile number set forth in that certain Confidential Private Placement Subscription Agreement between the Warrantholder and the Company, dated as of June __, 2008; or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by such Person.

Section 14. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 15. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof to the extent such principles would require the application of the laws of another jurisdiction.

Section 16. No Rights as Stockholder. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

Section 17. Amendment; Waiver. Any term of this Warrant may be amended or waived upon the written consent of the Company and the Warrantholder.

Section 18. Section Headings. The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the __ day of June, 2008.

TRACEGUARD TECHNOLOGIES, INC.

By:
Name:
Title:

The Warrantholder accepts and agrees to the terms and conditions of this Warrant, including, without limitation, the last sentence of Section 3 hereof.

Date: June __, 2008	By:
Name: Title:

APPENDIX A
TRACEGUARD TECHNOLOGIES, INC.
WARRANT EXERCISE FORM

To TraceGuard Technologies, Inc.:

___ The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

_______________________________
Name
________________________________
Address
________________________________
________________________________

and delivered to the above address (which must be outside the United States);

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

___ The undersigned hereby irrevocably elects to exercise this Warrant by means of a cashless exercise pursuant to the terms of Section 2(b) of this Warrant. For purposes of calculating the number of shares of Common Stock issuable upon such cashless exercise, the Warrantholder has used the following factors:

(A) the VWAP on the business day immediately preceding the date of such election = $__________
(B) the Warrant Price of this Warrant, as adjusted = ________
(C) the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise = __________

Total number of shares of Common Stock issuable upon this cashless exercise of this Warrant = ____________

The undersigned hereby represents and warrants to the Company that (check only one of the appropriate answers)

___ A. the undersigned is not a U.S. Person and the Warrant is not being exercised on behalf of a U.S. Person; or

___ B the undersigned is hereby furnishing a written opinion of counsel, in a form reasonably acceptable to the Company, to the effect that the Warrant and the Warrant Shares delivered upon exercise of the Warrant have been registered under the Securities Act or are exempt from registration thereunder.

In addition, the undersigned acknowledges that this Warrant may not be exercised in the United States, and that the Warrant Shares may not be delivered in the United States upon exercise, other than in an offering deemed to meet the definition of "offshore transaction" pursuant to Rule 902(h) of Regulation S, unless registered under the Securities Act or an exemption from such registration is available.

Dated: ___________________, ____

Note: The signature must correspond with	Signature:
the name of the Warrantholder as written
on the first page of the Warrant in every
particular, without alteration or enlargement		Name (please print)
or any change whatever, unless the Warrant
has been assigned.

Address

APPENDIX B
ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

,

Dated: ______________, _______

Holder's Signature:

Holder's Address:

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in any fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.